CALVERT GREEN BOND FUND

Supplement to

Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Income Funds Prospectus (Class I)
dated February 1, 2016
Calvert Green Bond Fund Summary Prospectus (Class A and Y)
dated February 1, 2016

Calvert Green Bond Fund Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: March 22, 2016

The Board of Directors (the “Board”) for Calvert Green Bond Fund (the “Fund”) has approved certain changes to the Fund that are intended to give the Fund greater flexibility to invest in “green” investments. First, the Board approved the elimination of the 25% limitation on the Fund’s investment in foreign debt securities. Second, the Fund’s primary benchmark has been changed from the Barclays U.S. Aggregate Index to the Barclays 1-3 Month U.S. Treasury Bill Index.
Both of these changes are designed to allow Calvert Investment Management, Inc., the Fund’s investment adviser, greater flexibility to invest the Fund’s assets in “green” investments, including debt securities of foreign issuers.
These changes will become effective on May 20, 2016.